UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2009

SUN MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle

Santa Clara, California 95054-1778

(Address of principal executive offices, including zip code)

(650) 960-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2009, Sun Microsystems, Inc., a Delaware corporation (“Sun”), Oracle Corporation, a Delaware corporation (“Oracle”), and Soda Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Oracle (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions therein, merge with and into Sun, and Sun will be the successor or surviving corporation of the merger and will become a wholly owned subsidiary of Oracle (the “Merger”).

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of common stock of Sun issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $9.50 in cash, without interest.

The Board of Directors of Sun has approved the Merger and the Merger Agreement. In addition, concurrently with the execution of the Merger Agreement, Scott G. McNealy, Sun’s Chairman, and Jonathan I. Schwartz, Sun’s President and Chief Executive Officer, who together held approximately 2.5% of Sun’s outstanding common stock as of April 19, 2009 (including options to purchase Sun common stock held by them and exercisable, and restricted stock units held by them which are settleable for Sun common stock, within 60 days of April 19, 2009), have entered into voting agreements whereby they agree to vote all shares of Sun common stock held by them in favor of the Merger.

The completion of the Merger is subject to various closing conditions, including obtaining the approval of Sun’s stockholders and receiving antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Sun or Oracle. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Schedule provided by Sun to Oracle in connection with the signing of the Merger Agreement. This confidential Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Sun and Oracle rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Sun or Oracle.

Item 8.01	Other Events.

On April 20, 2009, Sun and Oracle issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of April 19, 2009, by and among Oracle Corporation, Sun Microsystems, Inc. and Soda Acquisition Corporation.

99.1	Joint press release dated April 20, 2009.

Additional Information and Where to Find It

Sun Microsystems, Inc. (“Sun”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Soda Acquisition Corporation, pursuant to which Sun would be acquired by Oracle (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Sun through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Sun by contacting Investor Relations by telephone at (408) 404-8427, or by mail at Sun Microsystems, Inc., Investor Relations, Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA.

Sun and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sun in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Sun’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on September 24, 2008. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Sun by contacting Investor Relations by telephone at (408) 404-8427, or by mail at Sun Microsystems, Inc., Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA, or by going to Sun’s Investor Relations page on its corporate web site at www.sun.com.

Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Oracle to successfully integrate Sun’s operations and employees, the ability to realize anticipated synergies and cost savings of the proposed Merger, and such other risks as identified in Sun’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, and Sun’s most recent Quarterly Report on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Sun assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

By:	/s/ Michael A. Dillon
Michael A. Dillon
Executive Vice President, General Counsel and Secretary

Date: April 20, 2009

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of April 19, 2009, by and among Oracle Corporation, Sun Microsystems, Inc. and Soda Acquisition Corporation.

99.1	Joint press release dated April 20, 2009.